USAA S&P 500
                                   INDEX FUND

                                   Prospectus
                                  May 1, 1998

The Fund is a no-load mutual fund offered by USAA Investment Management Company. USAA will seek to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (S&P 500 or Index).

THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE EQUITY 500 INDEX PORTFOLIO (PORTFOLIO), WHICH IS A SEPARATE MUTUAL FUND ADVISED BY BANKERS TRUST COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT PERFORMANCE OF THE FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE PORTFOLIO.

SHARES OF THIS FUND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, THE USAA FEDERAL SAVINGS BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

AS WITH OTHER MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                    Who Manages the Fund?................   2
                    What is the Investment Objective?....   2
                    What is the S&P 500 Index?...........   2
                    Is This Fund for You?................   2
                    How Do You Buy?......................   3
                    Fees and Expenses....................   3
                    Financial Highlights.................   4
                    Performance Information..............   4
                    Will the Value of Your
                      Investment Fluctuate?..............   5
                    A Word About Risk....................   6
                    Fund Investments.....................   7
                    Fund and Portfolio
                      Management.........................  12
                    Using Mutual Funds in an
                      Investment Program.................  15
                    How to Invest........................  16
                    Important Information About
                      Purchases and Redemption...........  19
                    Exchanges............................  20
                    Shareholder Information..............  20
                    Description of Shares................  22
                    Appendix A...........................  24
                    Appendix B...........................  26

THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE YOU INVEST IN THE FUND. PLEASE READ IT AND KEEP IT FOR FUTURE REFERENCE.

WHO MANAGES THE FUND?

USAA Investment Management Company manages the Fund. For easier reading, USAA Investment Management Company will be referred to as "we" throughout the Prospectus.

WHAT IS THE INVESTMENT OBJECTIVE?

The Fund's investment objective is to seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States as represented by the S&P 500 (1). See FUND INVESTMENTS on page 7 for more information.

WHAT IS THE S&P 500 INDEX?

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. See ADDITIONAL INFORMATION ON THE S&P 500 INDEX on page 11.

IS THIS FUND FOR YOU?

This Fund might be appropriate as part of your investment portfolio if . . .

o You are looking for a convenient and cost-efficient means of investing in a portfolio that generally reflects the performance of the stock market.
o You can afford to ride out both favorable and unfavorable changes in the stock market.
o   You are willing to accept moderate risk.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

o   You need steady income.
o   You are unwilling to take greater risk for long-term goals.
o   You are unable or reluctant to invest for a period of five years or more.
o   You need an investment that provides tax-free income.

If you feel this Fund is not the one for you, refer to APPENDIX B on page 26 for a complete list of the USAA Family of No-Load Mutual Funds.

------------------
1 "Standard & Poor's (R)," "S&P (R)," "Standard & Poor's 500," "S&P 500 (R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bankers Trust Company.

HOW DO YOU BUY?

You may make your initial investment directly by mail, in person or, in certain instances, by telephone. The minimum initial investment is $3,000 [$2,000 for IRAs] and can be made by check or by wire. There is more information about how to purchase Fund shares on page 16.

FEES AND EXPENSES

This summary shows what it will cost you directly or indirectly to invest in the Fund. The Board of Directors of USAA Mutual Fund, Inc., of which the Fund is a series, believes that the aggregate per share expenses of the Fund and the Equity 500 Index Portfolio (Portfolio) will be less than or approximately equal to the expenses which the Fund would incur if the investable assets (Assets) of the Fund were invested directly in the types of securities being held by the Portfolio.

Shareholder Transaction Expenses -- Fees You Pay Directly

There are no fees charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, you will pay a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- Fees You Pay Indirectly

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration, and legal fees. The figures below are based upon the actual expenditures of the Fund and Portfolio combined during the past fiscal year ended December 31, 1997, as adjusted to reflect changes in the underlying contracts for services, and are calculated as a percentage of average net assets (ANA).

Investment Advisory Fees                          .075%    12B-1 FEES -
12b-1 Fees                                        None     SOME MUTUAL FUNDS
Other Expenses                                    .105%    CHARGE THESE FEES TO
                                                  ----     PAY FOR ADVERTISING
Total Operating Expenses                          .18%     AND OTHER COSTS OF
                                                  ====     SELLING FUND SHARES.

We are contractually entitled to receive fees from the Fund only to the extent that the aggregate annual operating expenses of the Fund and the Portfolio do not exceed .18% of the Fund's ANA.

USAA Shareholder Account Services, the Fund's transfer agent, assesses a $10 annual account maintenance fee to allocate part of the fixed costs of maintaining shareholder accounts equally to all accounts. We will waive this fee if you maintain an account balance of $10,000 or more. The fee is deducted from your dividends paid at a rate of $2.50 per quarter. See SHAREHOLDER INFORMATION on page 20 for further information.

Example of Effect of Fund Operating Expenses

You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of the periods shown.

                        1 year        $ 2
                        3 years         6
                        5 years        10
                       10 years        23

THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

Please read the Fund's Annual Report furnished with this Prospectus or previously mailed to you. The Annual Report contains the Fund's financial statements, including financial highlights audited by Coopers & Lybrand L.L.P., which are legally a part of this Prospectus. The Annual Report includes a message from the President, a listing of the Portfolio's investments, and additional performance information that you may wish to review.

PERFORMANCE INFORMATION

                              [TELEPHONE GRAPHIC]
                                 TouchLINE (R)
                                1-800-531-8777
                                     PRESS
                                       1
                                     THEN
                                       1
                                     THEN
                                     3 4 #

                               NEWSPAPER SYMBOL
                                    S&PIdx

                                 TICKER SYMBOL
                                     USSPX

Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. Remember, historical performance does not necessarily indicate what will happen in the future. The value of your shares may go up or down. For the most current price and return information for this Fund, you may call TouchLINE (R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices and returns. Then, press 34# when asked for a Fund Code.

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "S&PIdx." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "USSPX."

You may see the Fund's total return quoted in advertisements and reports. All mutual funds must use the same formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indexes, such as the S&P 500.

For the following periods ended March 31, 1998, the Fund's average annual total returns have been:

               1 Year                          47.85%
               Since Inception on May 1, 1996  34.46%

EXCLUDES $10 ACCOUNT MAINTENANCE FEE, WHICH IS WAIVED FOR ACCOUNTS OF $10,000 OR MORE.

Figures on page 6 are different because they are for periods which ended December 31, 1997.

WILL THE VALUE OF YOUR INVESTMENT FLUCTUATE?

Yes, it will. The Portfolio invests in a portfolio of securities that is representative of the stock market as a whole. The value of your investment will fluctuate with the changing market value of the investments in the Portfolio. You may have a gain or loss when you sell your shares.

Because the Fund has only been operating since May 1996, the Fund's volatility may best be illustrated through the use of the following bar chart, which shows the performance of the S&P 500 Index itself, and not the Fund, for the past ten years. Keep in mind that the performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other costs of investing, unlike the Portfolio, which must bear these costs. Under the bar chart is a table that shows how the Fund's average annual returns for the one-year period and life of the Fund compare to those of the S&P 500 Index itself. The bar chart should not be considered as a representation of the Fund's past or future performance, and the table should not be considered any indication of future performance.

[BAR CHART]
               STANDARD & POOR'S COMPOSITE PRICE INDEX*

                   CALENDAR         TOTAL RETURN
                     YEAR            PERCENTAGE

                     1988               16.56
                     1989               31.62
                     1990               -3.10
                     1991               30.40
                     1992                7.61
                     1993               10.04
                     1994                1.32
                     1995               37.54
                     1996               22.94
                     1997               33.35

*CHART REFLECTS PERFORMANCE OF THE S&P 500 ITSELF, AND NOT THE FUND OR PORTFOLIO. SOURCE: BLOOMBERG. TOTAL RETURNS FOR THE S&P 500 INCLUDE THE CHANGE IN PRICE OF S&P 500 STOCKS AND ASSUME REINVESTMENT OF ALL DIVIDENDS PAID BY S&P 500 STOCKS.

==========================================================================
                                                             Since Fund's
Average Annual Total Returns                     Past        Inception on
(for the periods ending December 31, 1997)      1 Year       May 1, 1996
--------------------------------------------------------------------------
S&P 500 Index Fund**                            33.03%         29.70%
--------------------------------------------------------------------------
S&P 500 Index                                   33.35%         29.24%
==========================================================================

**EXCLUDES $10 ACCOUNT MAINTENANCE FEE, WHICH IS WAIVED FOR ACCOUNTS OF $10,000 OR MORE.

A WORD ABOUT RISK

Portions of this Prospectus describe the risks you will face as an investor in the Fund. Keep in mind that generally investments with a higher potential reward also have a higher risk of losing money. The reverse is also generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for long periods of time to ride out down periods.

[CAUTION LIGHT GRAPHIC]
Look for this symbol throughout the Prospectus. We use it to mark detailed information about the main risks that you will face as a Fund shareholder.

FUND INVESTMENTS

Investment Policies and Risks

Q   What is the Fund's investment policy?

A Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Equity 500 Index Portfolio (Portfolio), a separate registered investment company with the same investment objective as the Fund. Therefore, your interest in the Portfolio's securities is indirect, and the investment characteristics of the Fund will correspond directly to those of the Portfolio. This type of arrangement is commonly referred to as a master-feeder structure.

                                 HOW A MASTER-
                               FEEDER STRUCTURE
                                  OPERATES--
                                YOU BUY SHARES
                                  IN THE FUND
                                 [DOWN ARROW]
                                   THE FUND
                                  INVESTS IN
                                 THE PORTFOLIO
                                 [DOWN ARROW]
                                 THE PORTFOLIO
                                  INVESTS IN
                                    S&P 500
                                  STOCKS AND
                               OTHER SECURITIES

Q   How do funds in a master-feeder structure operate?

A The Portfolio is considered a master fund, and the Fund is considered a feeder fund. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other feeder funds, typically mutual funds or institutional investors. All feeder funds will invest in the Portfolio under the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, each feeder fund investing in the Portfolio may have different sales commissions and operating expenses. Therefore, investors in different feeder funds may experience different returns.

[CAUTION LIGHT GRAPHIC]
MASTER-FEEDER STRUCTURE RISK. Smaller feeder funds investing in the Portfolio may be materially affected by the actions of larger feeder funds investing in the Portfolio. For example, if a large feeder fund withdraws from the
Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally-structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, feeder funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

Q   How is the Portfolio managed?

A The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Portfolio utilizes a "passive" or "indexing" investment approach in an attempt to mirror, before expenses, the performance of the S&P 500.

Q   What is the Portfolio's investment policy?

A Under normal conditions, the Portfolio will invest at least 80% of its assets in common stocks of companies which compose the S&P 500. In seeking to mirror the performance of the S&P 500, Bankers Trust, the Portfolio's investment adviser, will attempt over time to allocate the Portfolio's investments among common stocks in approximately the same weightings as the S&P 500, beginning with the heaviest-weighted stocks that make up a larger portion of the Index's value. Over the long term, Bankers Trust seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 of 0.98 or better. A figure of 1.00 would indicate perfect correlation. In the unlikely event that the targeted correlation is not achieved, the Portfolio's Board of Trustees will consider alternative structures.

Q   How will Bankers Trust attempt to achieve the Portfolio's objective?

A Bankers Trust utilizes a two-stage sampling approach in seeking to achieve its objective.

    o Stage One - encompasses large capitalization stocks to maintain the stock holdings at or near their benchmark weights. Large cap stocks are defined as those securities which represent 0.10% or more of the Index.

    o   Stage  Two  -  analyzes   and  selects   smaller   stocks   using  risk
        characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500.

    This approach helps to maximize portfolio liquidity while minimizing costs. Bankers Trust generally will seek to match the composition of the S&P 500, but usually will not invest the Portfolio's stock portfolio to mirror the Index exactly.

    Because of the difficulty and expense of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently from the S&P 500, particularly if the Portfolio has a low level of assets. When the Portfolio's size is greater, Bankers Trust expects to purchase more of the stocks in the S&P 500 to match the relative weighting of the S&P 500 more closely, and anticipates that the Portfolio will be able to mirror, before expenses, the performance of the S&P 500 with little variance. Since the Portfolio seeks to track the S&P 500, Bankers Trust generally will not attempt to judge the merits of any particular stock as an investment. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, Bankers Trust judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

    Bankers Trust will not purchase the stock of Bankers Trust New York Corporation, which is included in the Index, and instead will overweight its holdings of companies engaged in similar businesses.

Q   Will the Portfolio purchase other types of securities?

A Under normal conditions, Bankers Trust will attempt to invest as much of the Portfolio's assets as is practical in common stocks included in the S&P
    500. However, the Portfolio may maintain up to 20% of its assets in short-term debt instruments hedged with stock index futures and options to meet redemption requests or to facilitate the investment in common stocks.

    For a description of the futures and options the Portfolio may use and some of their associated risks, see APPENDIX A on page 24.

Q   When would the Portfolio invest in short-term debt instruments?

A In light of its objective and long-term investment perspective, the Portfolio intends to stay invested in the securities described above to the extent practical. However, to meet anticipated redemptions and expenses or for day-to-day operating purposes, the Portfolio's assets may be invested in short-term debt instruments with remaining maturities of 397 days or less. These short-term instruments will consist of the following:

    o   short-term   obligations   of  the  U.S.   Government,   its  agencies,
        instrumentalities, authorities, or political subdivisions;

    o other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. (Moody's) or AA or higher by Standard & Poor's Ratings Group (S&P) or, if unrated, of comparable quality in the opinion of Bankers Trust;

    o   commercial paper;

    o bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and

    o   repurchase agreements.

    At the time the Portfolio invests in commercial paper, bank obligations, or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P. If no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust.

[CAUTION LIGHT GRAPHIC]
CASH FLOW RISK. The ability of the Fund and the Portfolio to meet their investment objective depends to some extent on the cash flow experienced by the Fund and by the other investors in the Portfolio, since purchases and redemptions by shareholders of the Fund will generally require the Portfolio to purchase or sell securities. Bankers Trust will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the Portfolio to the S&P 500.

When the Portfolio has cash from new purchases into the Portfolio or holds a portion of its assets in short-term instruments, it may enter into stock index futures or options to attempt to increase its exposure to the stock market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use stock index futures or options thereon to hedge against market risk until the sale can be completed. These strategies could include selling and buying futures contracts, writing call options, and purchasing put options.

[CAUTION LIGHT GRAPHIC]
INVESTMENTS IN OPTIONS AND FUTURES. Bankers Trust will choose among futures and options strategies based on its judgment of how best to meet the Portfolio's goals. In selecting these derivative instruments, Bankers Trust will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Portfolio's cash flow and cash management needs.

If Bankers Trust judges these factors incorrectly, or if price changes in the Portfolio's futures and options positions are not well correlated with those of its other investments, the Portfolio could be hindered in the pursuit of its objective and could suffer losses. The Portfolio could also be exposed to risk if it could not close out its futures or options positions because of an illiquid secondary market.

Q   Could the Fund withdraw its interest in the Portfolio?

A Yes, the Fund may withdraw its investment from the Portfolio at any time, if the Board of Directors determines that it is in the best interest of the shareholders of the Fund to do so. Certain changes in the Portfolio's investment objective, policies, or restrictions may require the Fund to withdraw its interest in the Portfolio. Upon any such withdrawal, we would become responsible for directly managing the Assets of the Fund. In addition, the Board of Directors may consider other actions that might be taken, including investing all of the Fund's Assets in another pooled investment entity having the same investment objective as the Fund. Any such withdrawal, however, could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund generally would incur brokerage, tax, or other charges in converting the securities to cash.

Additional Information on the S&P 500 Index

                                    MARKET
                                CAPITALIZATION
                                    EQUALS
                                  # OF SHARES
                                  OUTSTANDING
                                 MULTIPLIED BY
                                  THE STOCK'S
                                 CURRENT PRICE

Stocks in the S&P 500 are weighted according to their market capitalization (I.E., the number of shares outstanding multiplied by the stock's current price). Bankers Trust believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group and may be changed from time to time.

The Fund and the Portfolio are not sponsored, endorsed, sold, or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the S&P 500 to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by the Fund or the Portfolio, owners of the Fund or the Portfolio, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.

Investment Restrictions

The following restrictions may only be changed with shareholder approval:

o The Portfolio may not invest more than 25% of its total assets in one industry.

o The Portfolio may not invest more than 5% of its total assets in any one issuer or own more than 10% of the outstanding voting securities of any one issuer. This limitation does not apply to U.S. Government securities, and only applies to 75% of the Portfolio's total assets.

o The Portfolio may borrow only for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets.

You will find a complete listing of the Fund's and Portfolio's precise investment restrictions in the Fund's Statement of Additional Information.

FUND AND PORTFOLIO MANAGEMENT

The Board of Directors of USAA Mutual Fund, Inc. (Company), of which the Fund is a series, supervises the business affairs of the Company, while the business affairs of the Portfolio are subject to the supervision of its Board of Trustees. No Director of the Company also serves as a Trustee of the Portfolio.

USAA Investment Management Company

The Company has retained us, USAA Investment Management Company, to serve as the manager, investment adviser, and distributor for the Company. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $38 billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide certain management services to the Fund. We are responsible for monitoring the services provided to the Portfolio by Bankers Trust, subject to the authority of and supervision by the Company's Board of Directors. We receive no fee for providing these monitoring services. However, in the event the Company's Board of Directors determines it is in the best interests of the Fund's shareholders to withdraw its investment in the Portfolio, we would be responsible for directly managing the assets of the Fund. In such event, the Fund would pay us an annual fee of one-tenth of one percent (.10%) of average net assets, accrued daily and paid monthly. We also provide services related to selling the Fund's shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Company, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Company and us.

Bankers Trust Company

At the present time, the Company seeks to achieve the Fund's investment objective by investing all the Fund's Assets in the Portfolio. The Portfolio has retained the services of Bankers Trust as investment adviser. Bankers Trust, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of Bankers Trust with approximately $300 billion in assets under management globally as of December 31, 1997. Of that total, approximately $148 billion are in U.S. equity index assets.

Under its Investment Advisory Agreement, Bankers Trust receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of .075% of the average daily net assets of the Portfolio.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Company and the Portfolio described in this Prospectus and the Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

Portfolio Turnover

The frequency of portfolio transactions - the Portfolio's turnover rate - will vary from year to year depending on market conditions and the Portfolio's cash flows. The Portfolio's annual turnover rate is not expected to exceed 100%. The Portfolio's turnover rates for the years ended December 31, 1997, and 1996 were 19% and 15%, respectively.

Portfolio Transactions

Bankers Trust, subject to the supervision and direction of the Portfolio's Board of Trustees, manages the Portfolio according to the Portfolio's investment objectives and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio, and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Portfolio Manager

Frank Salerno, Managing Director of Bankers Trust, is responsible for the day-to-day management of the Portfolio. Mr. Salerno has been employed at Bankers Trust since 1981 and has managed the Portfolio's assets since the Portfolio commenced operations.

Administrator

Under the Administration Agreement with the Fund, we calculate the net asset value of the Fund and generally assist the Company's Board of Directors in all aspects of the administration and operation of the Fund. The Administration Agreement provides for the Fund to pay us a fee, computed daily and paid monthly, at an annual rate equal to the lesser of (1) .06% of the average daily net assets of the Fund or (2) the amount that brings the total Fund and Portfolio annual operating expenses as a percentage of the Fund's average net assets up to .18%. We may also delegate one or more of our responsibilities to others, at our expense.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Portfolio's Board of Trustees in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, computed daily and paid monthly, at an annual rate equal to the lesser of (1) .005% of the Portfolio's average daily net assets or (2) the amount that brings the total Portfolio annual operating expenses as a percentage of the Portfolio's average net assets up to
 .08%. Bankers Trust may also delegate one or more of its responsibilities to others, at Bankers Trust's expense. See ADMINISTRATOR in the Statement of Additional Information for further information.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to invest in a widely-diversified, common stock portfolio. You could combine an investment in the S&P 500 Index Fund with investments in other mutual funds that invest in stocks of large and small companies and high-dividend stocks. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed under asset allocation on page 26. These unique mutual funds provide a professionally managed diversified investment portfolio within a mutual fund. They are designed for the individual who prefers to delegate the asset allocation process to an investment manager and are structured to achieve diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required for each new account. However, after you open your initial account with us, you will not need to fill out another application unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form as described below. The Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in the Fund to avoid a potential delay in the effective date of your purchase of up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE
[MONEY GRAPHIC]

o   $3,000 [$2,000 for IRAs]

ADDITIONAL PURCHASES

o $50. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

HOW TO PURCHASE

MAIL
[ENVELOPE GRAPHIC]
o   To open an account, send your application and check to:
        USAA Investment Management Company
        9800 Fredericksburg Road
        San Antonio, TX 78288
o To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
        USAA Shareholder Account Services
        9800 Fredericksburg Road
        San Antonio, TX 78288

IN PERSON
[PEOPLE GRAPHIC]
o   To open an account, bring your application and check to:
        USAA Investment Management Company
        USAA Federal Savings Bank
        10750 Robert F. McDermott Freeway
        San Antonio, TX

BANK WIRE
[ENVELOPE WIRE GRAPHIC]
o Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA#011000028
        Attn: USAA S&P 500 Index Fund
        USAA Account Number: 69384998
        Shareholder(s) Name(s)____________________________
        Shareholder(s) Account Number_____________________

ELECTRONIC FUNDS TRANSFER
[CALENDAR GRAPHIC]
o Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448
[TELEPHONE GRAPHIC]
o If you have an existing USAA account and would like to open a new account or exchange to another USAA fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

Within seven days after the effective date of redemption, we will send you your money. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay.

In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAPH, OR TELEPHONE
[FAX MACHINE GRAPHIC]
o   Send your written instructions to:
      USAA Shareholder Account Services
      9800 Fredericksburg Road
      San Antonio, TX 78288
o Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
o   Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we obtain the following information: (1) USAA number or account number, (2) the name(s) on the account registration, and
(3) social security number or tax identification number for the account registration. In addition, we record all telephone communications with you and send confirmations of account transactions to the address of record. Redemption by telephone, fax, or telegram is not available for shares represented by stock certificates.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services
[BOOK GRAPHIC]
Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Company Rights

The Company reserves the right to:

o reject purchase or exchange orders when in the best interest of the Company;

o limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

o impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

o require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

o   redeem an account with less than 10 shares, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. The Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined after the exchange order is received. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss.

The Fund has undertaken certain procedures regarding telephone transactions as described on page 18.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

                                      NAV
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                            # OF SHARES OUTSTANDING

Share Price Calculation

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Funds NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time. The NAV per share is calculated by adding the value of the Funds assets (i.e., the value of its investment in the Portfolio and other assets), deducting liabilities, and dividing by the number of shares outstanding. The Portfolios securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolios Board of Trustees believes accurately reflects fair value.

Dividends and Distributions

The Fund pays net investment income dividends quarterly. Any net capital gains generally will be distributed at least annually. The Fund will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

All income dividends and capital gain distributions are automatically reinvested, unless we receive different instructions from you. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution. These dividends and distributions are subject to taxes.

If your account balance is less than $10,000, the Transfer Agent will automatically deduct a $10 annual account maintenance fee from the dividend income paid to your account. The $10 account maintenance fee is deducted at a rate of $2.50 per quarter from the dividend. If the dividend to be paid to an account is less than the fee to be deducted, a sufficient number of shares may be redeemed from an account to make up the difference. The annual account maintenance fee may be changed upon at least 30 days notice to you.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. Note that the Taxpayer Relief Act of 1997 and regulations that will likely be adopted to implement the Act may affect the status and treatment of certain distributions shareholders receive from the Fund. We urge you to consult your own tax adviser about the status of distributions from the Fund in your own state and locality.

FUND - The Fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). As a RIC, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to shareholders. Net capital gains are those gains in excess of capital losses.

In order to qualify as a RIC, the Fund must satisfy certain requirements relating to the sources and distribution of its income and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of the Portfolios assets and is entitled to the income of the Portfolio properly attributable to such share. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends received deduction available to corporations.

Regardless of the length of time you have held the Fund shares, distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares. These distributions may be taxable at different rates depending on the length of time the Fund held the applicable asset.

Redemptions and exchanges are subject to income tax based on the difference between the cost of shares when purchased and the price received upon redemption or exchange.

WITHHOLDING - Federal law requires the Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

o   fails to furnish the Fund with a correct tax identification number,
o   underreports dividend or interest income, or
o   fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Funds transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - The Fund will report information to you concerning the tax status of dividends and distributions for federal income tax purposes annually.

DESCRIPTION OF SHARES

The Fund is a series of USAA Mutual Fund, Inc. (Company) and is diversified. The Company is an open-end management investment company incorporated under the laws of the State of Maryland. The Company is authorized to issue shares of common stock of separate series, each of which is commonly referred to as a mutual fund. There are ten mutual funds in the Company, including this Fund.

The Company does not hold annual or regular meetings of shareholders and holds special meetings only as required by the Investment Company Act of 1940. The Directors may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Shareholders have one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value of the shares.

If a matter affects an individual fund in the Company, there will be a separate vote of that specific funds shareholders. Shareholders collectively holding at least 10% of the outstanding shares of the Company may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Directors. The Company will assist in communicating to other shareholders about the meeting.

Except as permitted by the Securities and Exchange Commission, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast all of its votes in the same proportion as the votes of its shareholders. The shareholders who do not vote will have their votes cast by the Directors or officers of the Company in the same proportion as the Funds shareholders who do, in fact, vote.

The Portfolio, in which all the Assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolios Declaration of Trust provides that the Fund and other entities investing in the
Portfolio  (E.G.,  other  investment  companies,   insurance  company  separate
accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself was unable to meet its obligations. Accordingly, the Company's Directors believe that neither the Fund nor you will be adversely affected by reason of the Funds investing in the Portfolio.

                                  APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH THE PORTFOLIO'S ASSETS MAY BE INVESTED:

REPURCHASE AGREEMENTS

In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio could experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities repurchased had decreased, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities take place after the date of the purchase commitment, normally within 45 days. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates with the Custodian liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

OPTIONS ON STOCK INDICES

The Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to
(a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

[CAUTION LIGHT GRAPHIC]
Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment. Accordingly, the Portfolio's successful use of options on stock indices will be subject to Bankers Trust's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

FUTURES CONTRACTS ON STOCK INDICES

The Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (Futures Contracts). This investment technique is designed only to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

[CAUTION LIGHT GRAPHIC]
Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contracts and the equity market being hedged, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "initial margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written for the Portfolio. The Portfolio may not purchase or sell a Futures Contract or options thereon if immediately thereafter its margin deposits on its outstanding Futures Contracts and its premium paid on outstanding options thereon would exceed 5% of the market value of the Portfolio's total assets.

OPTIONS ON FUTURES CONTRACTS

The Portfolio may invest in options on such Futures Contracts for similar purposes.

ASSET COVERAGE

The Portfolio will cover transactions in futures and related options, as well as when-issued and delayed-delivery as required under applicable interpretations of the Securities and Exchange Commission, either by owning the underlying securities or segregating with the Portfolio's Custodian liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

ILLIQUID SECURITIES

The Portfolio may not invest more than 15% of the market value of the Portfolio's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business in seven days or less at approximately the value at which the Portfolio has valued the securities.

                                  APPENDIX B

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

        FUND
      TYPE/NAME                             VOLATILITY
===============================================================
CAPITAL APPRECIATION
---------------------------------------------------------------
Aggressive Growth                        Very high
Emerging Markets (1)                     Very high
First Start Growth                       Moderate to high
Gold (1)                                 Very high
Growth                                   Moderate to high
Growth & Income                          Moderate
International (1)                        Moderate to high
S&P 500 Index (2)                        Moderate
Science & Technology                     Very high
World Growth (1)                         Moderate to high
---------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------
Balanced Strategy (1)                    Moderate
Cornerstone Strategy (1)                 Moderate
Growth and Tax Strategy                  Moderate
Growth Strategy (1)                      Moderate to high
Income Strategy                          Low to moderate
---------------------------------------------------------------
INCOME - TAXABLE
---------------------------------------------------------------
GNMA                                     Low to moderate
Income                                   Moderate
Income Stock                             Moderate
Short-Term Bond                          Low
---------------------------------------------------------------
INCOME - TAX EXEMPT
---------------------------------------------------------------
Long-Term (3)                            Moderate
Intermediate-Term (3)                    Low to moderate
Short-Term (3)                           Low
State Bond/Income (3,4)                  Moderate
---------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------
Money Market (5)                         Very low
Tax Exempt Money Market (3,5)            Very low
Treasury Money Market Trust (5)          Very low
State Money Market (3,4,5)               Very low
===============================================================

1  FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS  CURRENCY
   FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

2 S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

3  SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

4 CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

5 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                                     NOTES

If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's Statement of Additional Information (SAI), dated May 1, 1998, or the Fund's Annual Report for the year ended December 31, 1997. The SAI and the financial statements contained with the Fund's Annual Report have been filed with the SEC and are legally a part of the Prospectus.

                Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------
             Transfer Agent                           Custodian
    USAA Shareholder Account Services    State Street Bank and Trust Company
        9800 Fredericksburg Road                    P.O. Box 1713
       San Antonio, Texas 78288                Boston, Massachusetts 02105
                -----------------------------------------------
                              Telephone Assistance
                         Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
               ------------------------------------------------
                   For Additional Information on Mutual Funds
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
                -----------------------------------------------
                       Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
                -----------------------------------------------
                            Mutual Fund TouchLINE(R)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

USAA    USAA                                            STATEMENT OF
EAGLE   MUTUAL                                          ADDITIONAL INFORMATION
LOGO    FUND, INC.                                      May 1, 1998
_______________________________________________________________________________

                          USAA MUTUAL FUND, INC.
                           S&P 500 Index Fund

USAA MUTUAL FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, one of which is described in this Statement of Additional Information (SAI): the S&P 500 Index Fund. The Fund is classified as diversified.

     The Fund's investment objective is to seek to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (S&P 500 or Index). As described in the Prospectus, the Company seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in an open-end management investment company having the same investment objective as the Fund. The investment company is the Equity 500 Index Portfolio (the Portfolio) advised by Bankers Trust Company (Bankers Trust).

     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio in which the Fund invests all of its investable assets, the following includes a discussion of the various investments of and techniques employed by the Portfolio.

     You may obtain a free copy of the Prospectus dated May 1, 1998, for the Fund by writing to USAA Mutual Fund, Inc., 9800 Fredericksburg Road, San
Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Fund. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Fund's Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Fund and should be read in conjunction with the Fund's Prospectus.

_______________________________________________________________________________

                             TABLE OF CONTENTS

        PAGE
         2      Valuation of Securities
         2      Conditions of Purchase and Redemption
         2      Additional Information Regarding Redemption of Shares
         3      Investment Plans
         4      Investment Policies
         7      Investment Restrictions
        10      Portfolio Transactions and Brokerage Commissions
        11      Further Description of Shares
        12      Tax Considerations
        13      Directors and Officers of the Company
        15      Trustees and Officers of the Portfolio
        16      Investment Adviser
        17      Administrator
        18      General Information
        19      Calculation of Performance Data
        19      Appendix A - Comparison of Fund Performance
        21      Appendix B - Dollar-Cost Averaging

                            VALUATION OF SECURITIES

Shares of the Fund are offered on a continuing best efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of the Fund is equal to the current net asset value (NAV) per share. The NAV per share of the Fund is calculated by adding the value of the Fund's assets (i.e., the value of its investments in the Portfolio and other assets), deducting liabilities, and dividing by the number of shares outstanding.

     The Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The Portfolio values its equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, on the basis of market valuations furnished by a pricing service. Short-term debt obligations maturing in 60 days or less are valued at amortized cost, which approximates market value. Other assets are valued at fair value using methods determined in good faith by the Portfolio's Board of Trustees.

     Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day that the NYSE is open for business and New York charter banks are not closed owing to customary or local holidays. As of the close of the NYSE, currently 4:00 p.m. (Eastern time or earlier if the NYSE closes earlier) on each such day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (1) the numerator of which is the value of such investor's investment in the Portfolio as of the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (2) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. or the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. or the close of the NYSE on the following day the NYSE is open for trading.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you may complete and return an application to the Transfer Agent.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in the Portfolio. Requests for redemption which are subject to any special conditions, or which specify an effective date other than as provided herein, cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Portfolio and valued as they are for purposes of computing the Portfolio's NAV (a redemption in kind). If payment is made to the Fund in securities, the Fund may incur transaction expenses in converting these securities into cash. The Portfolio has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended (1940 Act) as a result of which the Portfolio is obligated to redeem beneficial interests with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio at the beginning of the period. For purposes of determining compliance with Rule 18f-1, each shareholder of the Fund redeeming shares of the Fund on a particular day will be treated as a direct holder in the interest in the Portfolio being redeemed that day.

     In the event the Company withdraws or redeems all of the Fund's interest in the Portfolio, the Portfolio will effect such redemption in kind and in such a manner that the securities delivered to the Fund will mirror, as closely as practicable, the composition of the Portfolio immediately prior to such redemption.

     The Board of Directors may cause the redemption of an account with a balance of less than 10 shares of the Fund provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission (SEC) so that disposal of the Company's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual  protection  of the investor and the Fund,  the Company may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

                            INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of the Fund. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC (R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from an employer (including government allotments and social security), an income-producing investment, or an account with a participating financial institution.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these automatic purchase plans will permit you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX B.

SYSTEMATIC WITHDRAWAL PLAN

If a shareholder in a single investment account (accounts in different Funds cannot be aggregated for this purpose) owns shares having a NAV of $5,000 or more, the shareholder may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     Such a plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. There is no charge to you for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal taxes on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager makes available various forms of IRA and 403(b)(7) accounts. The minimum initial investment in each of these plans is $2,000. You may make subsequent investments of $50 or more per account at any time. You may make investments in one or any combination of the Funds described in the Prospectus of each Fund of USAA Mutual Fund, Inc. and USAA Investment Trust (not available in the Growth and Tax Strategy Fund).

     Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, 9800 Fredericksburg Road, San Antonio, TX 78288. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement plans under the programs made available by the Manager. Applications for these retirement plans received by the Manager will be forwarded to the Custodian for acceptance.

     An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

     Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax adviser before establishing the plan. You may obtain detailed information about the plans from the Manager.

                            INVESTMENT POLICIES

The investment objective of the Fund is described in the Fund's Prospectus. There can, of course, be no assurance that the Fund will achieve its investment objective.

     The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Company may withdraw the Fund's investment from the Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Fund to do so.

     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Portfolio may invest in certificates of deposit which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then

"accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.
Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COMMERCIAL PAPER. The Portfolio may invest in commercial paper which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 1933
Act), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     LENDING OF PORTFOLIO SECURITIES. The Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations. The Portfolio will not lend securities to Bankers Trust, Edgewood Services, Inc. (Edgewood), the Portfolio's Distributor, or their affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will adhere to the following conditions whenever its securities are loaned: (1) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Portfolio's Board of Trustees must terminate the loan and regain the right to vote the securities.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS AND SECURITIES INDICES

     FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of the Index. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     At the same time a futures contract on the Index is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment (initial deposit). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants' entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Because of the possibility of distortion, a correct forecast of securities price trends by Bankers Trust may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although Bankers Trust believes that use of such contracts will benefit the Portfolio, if Bankers Trust's investment judgment about the general direction of the Index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of a decrease in the Index which would adversely affect the value of securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON INDEX FUTURES CONTRACTS. The Portfolio may purchase and write options on futures contracts with respect to the Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance.

     The writing of a call option on a futures contract with respect to the Index constitutes a partial hedge against declining prices of the underlying securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract with respect to the Index is similar in some respects to the purchase of protective put options on the Index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

     The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Portfolio's Board of Trustees has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes as a hedge and not for speculation. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

     OPTIONS ON SECURITIES INDICES. The Portfolio may write (sell) covered call and put options to a limited extent on the Index (covered options) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Portfolio may forego the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Portfolio.

     By writing a covered call option, the Portfolio foregoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

     The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

     When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

     The Portfolio may purchase call and put options on the Index. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     The Portfolio would normally purchase put options in anticipation of a decline in the market value of the Index (protective puts). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Portfolio would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

     The Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the Code), for qualification as a regulated investment company.

     The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Because options on securities indices require settlement in cash, Bankers Trust may be forced to liquidate portfolio securities to meet settlement obligations.

                               INVESTMENT RESTRICTIONS

Certain investment restrictions of the Fund and the Portfolio have been adopted as fundamental policies of the Fund or Portfolio, as the case may be. A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. Majority of the outstanding voting securities under the 1940 Act, and as used in this SAI and the Prospectus, means, the lesser of (1) 67% or more of the outstanding voting securities of the Fund or Portfolio, as the case may be, present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio, as the case may be, are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund or Portfolio, as the case may be. Whenever the Company is requested to vote on a fundamental policy of the Portfolio, the Company will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. The percentage of the Company's votes representing Fund shareholders not voting will be voted by the Directors of the Company in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

(1) with respect to 75% of its total assets, purchase the securities of any issuer (except U.S. Government Securities, as such term is defined in the 1940 Act) if, as a result, it would own more than 10% of the outstanding voting securities of such issuer or it would have more than 5% of the value of its total assets invested in the securities of such issuer;

(2) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

(3) concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities;

(4)   issue senior securities, except as permitted under the 1940 Act;

(5) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

(6) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

(7) purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments; and

(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

As a matter of fundamental policy, the Portfolio may not:

(1) borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (1) under the caption "Additional Restrictions" below. (As an operating policy, the Portfolio may not engage in dollar roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the
      Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

(5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective, up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies, the Fund and the Portfolio will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

(1) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Fund's (Portfolio's) total assets (taken at cost), except that the Fund (Portfolio) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(2) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's (Portfolio's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(3) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(4) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(5)   invest for the purpose of exercising control or management;

(6) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund (Portfolio) if such purchase at the time thereof would cause: (a) more than 10% of the Fund's (Portfolio's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's (Portfolio's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or
      (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund (Portfolio); and provided further that, except in the case of merger or consolidation, the Fund (Portfolio) shall not invest in any other open-end investment company unless the Fund (Portfolio), (i) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (ii) incurs no sales charge in connection with the investment (as an operating policy, the Portfolio will not invest in another open-end registered investment company);

(7) invest more than 15% of the Fund's (Portfolio's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Directors/Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which:
      (i) is not traded  flat or in default as to interest  or  principal;  and
      (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations (NRSROs) and the Fund's (Portfolio's) Board of Directors/Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the Fund's (Portfolio's) Board of Directors/Trustees have determined that the commercial paper is equivalent quality and is liquid;

(8) invest more than 10% of the Fund's (Portfolio's) total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Fund's (Portfolio's) Board of Directors/Trustees);

(9) no more than 5% of the Fund's (Portfolio's) total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

(10) with respect to 75% of the Fund's (Portfolio's) total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Fund (Portfolio) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(11) if the Fund (Portfolio) is a diversified fund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer;

(12) purchase or retain in the Fund's (Portfolio's) portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the Company (or Trustee of the Portfolio), or is an officer or partner of the Manager (or Bankers Trust), if after the purchase of the securities of such issuer for the Fund (Portfolio) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund's (Portfolio's) net assets in warrants (valued at the lower of cost or market), (other than warrants acquired by the Fund [Portfolio] as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Fund's (Portfolio's) net assets may be invested in warrants not listed on the NYSE or the American Stock Exchange;

(14) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's (Portfolio's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Fund [Portfolio] has no current intention to engage in short selling);

(15) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund (Portfolio) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's (Portfolio's) net assets; (c) the securities subject to the exercise of the call written by the Fund (Portfolio) must be owned by the Fund (Portfolio) at the time the call is sold and must continue to be owned by the Fund (Portfolio) until the call has been exercised, has lapsed, or the Fund (Portfolio) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's (Portfolio's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund
      (Portfolio) establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund (Portfolio) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund (Portfolio) has purchased a closing put, which is a put of the same series as the one previously written); and

(16) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's (Portfolio's) total net assets; and
      (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's (Portfolio's) total assets.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Bankers Trust is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by Bankers Trust with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     Bankers Trust seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. Bankers Trust reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     Bankers Trust is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

     Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, Bankers Trust may consider sales of shares of any investment company that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

     Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

     Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

     Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to Bankers Trust, it is the opinion of the management of the Portfolio that such information is only supplementary to Bankers Trust's own research effort, since the information must still be analyzed, weighed and reviewed by Bankers Trust's staff. Such information may be useful to Bankers Trust in providing services to clients other than the Portfolio's, and not all such information is used by Bankers Trust in connection with the Portfolio. Conversely, such information provided to Bankers Trust by brokers and dealers through whom other clients of Bankers Trust effect securities transactions may be useful to Bankers Trust in providing services to the Portfolio.

     In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of Bankers Trust's other clients. Investment decisions for the Portfolio and for Bankers Trust's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

     For the years ended December 31, 1997, 1996, and 1995, the Portfolio paid brokerage commissions in the amount of $341,058, $289,791, and $172,924, respectively.

                           FURTHER DESCRIPTION OF SHARES

The Company is authorized to issue shares in separate series or Funds. Ten such Funds have been established, one of which is described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds in addition to those already existing without shareholder approval.

     The Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board of Directors.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply for shareholder information to obtain signatures to request a special shareholder meeting. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                                TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, the Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test); and (2) satisfy certain diversification requirements, at the close of each quarter of the Fund's taxable year.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. The Fund intends to make such distributions as are necessary to avoid imposition of the excise tax.

     Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the dividend during the following January. If a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchanges that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

     The Portfolio is not subject to federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

     Distributions received by the Fund from the Portfolio generally will not result in the Fund's recognizing any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio; and (3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Portfolio and consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Portfolio generally will equal the amount of cash and the basis of any property which the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

                      DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of seven Directors. Set forth below are the Directors and officers of the Company, their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Director and Chairman of the Board of Directors
Age: 51

President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (9/96-1/97); Special Assistant to Chairman, United Services Automobile Association (USAA) (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus, (8/91-12/95). Mr. Davis serves as a Trustee and Chairman of the Boards of Trustees of USAA Investment Trust and USAA State Tax-Free Trust and as a Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Tax Exempt Fund, Inc., USAA Shareholder Account Services, USAA Federal Savings Bank, and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Director, President, and Vice Chairman of the Board of Directors
Age: 56

Chief Executive Officer, IMCO (10/93-present); President, Director, and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Trustee, and Vice Chairman of the Boards of Trustees of USAA Investment Trust and USAA State Tax-Free Trust; as President, Director, and Vice Chairman of the Boards of Directors of USAA Tax Exempt Fund, Inc. and USAA Shareholder Account Services; as Director of USAA Life Insurance Company and as Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Director and Vice President
Age: 63

Senior Vice President, Fixed Income Investments, IMCO (10/85-present). Mr. Saunders serves as Trustee and Vice President of USAA Investment Trust and USAA State Tax-Free Trust, Director and Vice President of USAA Tax Exempt Fund, Inc., Director of IMCO, as Senior Vice President of USAA Shareholder Account Services, and as Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX  78209
Director
Age: 52

President, Postal Addvantage (7/92-present); Consultant, Nancy Harkins Stationer (8/91-12/95). Mrs. Dreeben serves as a Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Tax Exempt Fund, Inc.

Howard L. Freeman, Jr. 2, 3, 4, 5
2710 Hopeton
San Antonio, TX  78230
Director
Age: 62

Retired. Assistant General Manager for Finance, San Antonio City Public Service Board (1976-1996). Mr. Freeman serves as a Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Tax Exempt Fund, Inc.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX  78230
Director
Age: 51

Manager, Statistical Analysis Section, Southwest Research Institute (8/75-Present). Dr. Mason serves as a Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Tax Exempt Fund, Inc.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX  78216
Director
Age: 54

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Tax Exempt Fund, Inc.

Michael D. Wagner 1
Secretary
Age: 49

Vice President, Corporate Counsel, USAA (1982-present). Mr. Wagner has held various positions in the legal department of USAA since 1970 and serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services, Secretary, USAA Investment Trust, USAA State Tax-Free Trust, and USAA Tax Exempt Fund, Inc. and as Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 48

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94); and Vice President, Compliance, IMCO (12/91-5/94). Mr. Ciccone serves as Assistant Secretary of USAA Investment Trust, USAA State Tax-Free Trust, and USAA Tax Exempt Fund, Inc.

Mark S. Howard 1
Assistant Secretary
Age: 34

Assistant Vice President, Securities Counsel, USAA (2/98-present); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96); Attorney, Kirkpatrick & Lockhart LLP (9/90-4/95). Mr. Howard serves as Assistant Secretary of USAA Investment Trust, USAA State Tax-Free Trust, and USAA Tax Exempt Fund, Inc., and as Assistant Vice President, Securities Counsel for various other USAA subsidiaries and affiliates.

Sherron A. Kirk 1
Treasurer
Age: 53

Vice President, Controller, IMCO (10/92-present). Mrs. Kirk serves as Treasurer of USAA Investment Trust, USAA State Tax-Free Trust, and USAA Tax Exempt Fund, Inc.; and as Vice President, Controller of USAA Shareholder Account Services.

Caryl Swann 1
Assistant Treasurer
Age: 50

Director, Mutual Fund Portfolio Analysis & Support, IMCO (2/98-present); Manager, Mutual Fund Accounting, IMCO (7/92-2/98). Ms. Swann serves as Assistant Treasurer of USAA Investment Trust, USAA State Tax-Free Trust, and USAA Tax Exempt Fund, Inc.

------------------------
 1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
 2  Member of Executive Committee

 3  Member of Audit Committee
 4  Member of Pricing and Investment Committee
 5  Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and independent Directors.

     In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager:
Harry W. Miller, Senior Vice President, Investments (Equity), Carl W. Shirley, Senior Vice President, Insurance Company Portfolios; and John J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the Directors, officers, and managerial level employees of the Company or its Manager.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended December 31, 1997.

     NAME                       AGGREGATE             TOTAL COMPENSATION
      OF                       COMPENSATION              FROM THE USAA
   DIRECTOR                  FROM THE COMPANY         FAMILY OF FUNDS (b)
   --------                  ----------------         -------------------
Barbara B. Dreeben             $ 8,523                  $ 34,500
Howard L. Freeman, Jr.           8,523                    34,500
Robert L. Mason                  8,523                    34,500
Robert G. Davis                   None (a)                  None (a)
Michael J.C. Roth                 None (a)                  None (a)
John W. Saunders, Jr.             None (a)                  None (a)
Richard A. Zucker                8,523                    34,500
--------------------

(a) Robert G. Davis, Michael J.C. Roth, and John W. Saunders, Jr. are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA Family of Funds.

(b) At December 31, 1997, the USAA Family of Funds consisted of four registered investment companies offering 35 individual funds. Each Director presently serves as a Director or Trustee of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds offered to investors in a fixed and variable annuity contract with USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

     All of the above Directors are also Directors/Trustees of the other funds within the USAA Family of Funds. No compensation is paid by any fund to any Director/Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of January 31, 1998, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     As of January 31, 1998, USAA and its affiliates owned 8,510,690 shares (19%) of the USAA S&P 500 Index Fund.

     The Company knows of no other persons who, as of January 31, 1998, held of record or owned beneficially 5% or more of the voting stock of the Fund's shares.

                       TRUSTEES AND OFFICERS OF THE PORTFOLIO

The Trustees and officers of the Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each Trustee and officer is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania, 15230-0897.

     CHARLES P. BIGGAR (birthdate: October 13, 1930) - Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International

Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

     S. LELAND DILL (birthdate: March 28, 1930) - Trustee; Retired; Director, Coutts Group; and Coutts (U.S.A.) International; Coutts Trust Holdings, Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company, Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

     PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) - Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock
Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

     RONALD  M.  PETNUCH  (birthdate:   February  27,  1960)  -  President  and
Treasurer; Senior Vice President; Federated Services Company; formerly, Director of Proprietary Client Services, Federated Administrative Services
(FAS), and Associate Corporate Counsel, Federated Investors (FI).

     CHARLES L. DAVIS, JR. (birthdate: March 23, 1960) - Vice President and Assistant Treasurer; Vice President, FAS.

     JAY S. NEUMAN (birthdate: April 22, 1950) - Secretary;  Corporate Counsel,
FI.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Portfolio. No director, officer or employee of Edgewood or any of its affiliates will receive any compensation from the Portfolio for serving as an officer or Trustee of the Portfolio and certain other investment companies advised by Bankers Trust (the Fund Complex).

     The following table reflects fees paid to the Trustees of the Portfolio for the year ended December 31, 1997.

                         TRUSTEE COMPENSATION TABLE

                                 AGGREGATE            TOTAL COMPENSATION
        NAME OF PERSON,         COMPENSATION          FROM FUND COMPLEX
           POSITION            FROM PORTFOLIO          PAID TO TRUSTEES
           --------            --------------          ----------------
        Charles P. Biggar          $641                    $27,500
        Trustee

        S. Leland Dill             $641                    $27,500
        Trustee

        Philip Saunders, Jr.       $641                    $27,500
        Trustee

     Bankers Trust reimbursed the Portfolio for a portion of their Trustees fees for the period above. See INVESTMENT ADVISER and ADMINISTRATOR below.

                               INVESTMENT ADVISER

As described in the Fund's Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing the services under the Management Agreement. The Manager, organized in May 1970, has served as investment adviser and underwriter for USAA Mutual Fund, Inc. from its inception.

     In addition to the services it provides under the Management Agreement, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $38 billion, of which approximately $24 billion were in mutual fund portfolios.

     Under the Management Agreement, the Manager presently monitors the services provided by Bankers Trust to the Portfolio. The Manager receives no fee for providing these monitoring services. In the event the Fund's Board of Directors determines it is in the best interests of the Fund's shareholders to withdraw its investment in the Portfolio, the Manager would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay the Manager an annual fee of .10% of the Fund's ANA, accrued daily and paid monthly.

     The Management Agreement will remain in effect until April 30, 1999, for the Fund and will continue in effect from year to year thereafter for the Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     Under the terms of the Portfolio's investment advisory agreement with Bankers Trust (the Advisory Agreement), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (1) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (2) manage the Portfolio in accordance with the Portfolio's investment objective, restrictions and policies; (3) make investment decisions for the Portfolio; and (4) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio.

     Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Fund and the Portfolio each bear certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio or Directors of the Company who are not officers, directors or employees of Bankers Trust, Edgewood or any of their affiliates, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Portfolio or Directors of the Company; and any extraordinary expenses.

     For the years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $2,430,147, $1,505,963, and $770,530, respectively, as compensation for investment advisory services provided to the Portfolio. During the same periods, Bankers Trust reimbursed $1,739,490, $870,024, and $418,814, respectively, to the Portfolio to cover advisory and administrative expenses exceeding expense limitations that were in effect for those periods.

     The Fund's Prospectus contains disclosures as to the amount of Bankers Trust's investment advisory and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory and services fees. Such waivers by Bankers Trust shall stay in effect for at least 12 months.

     Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or such affiliate.

                                 ADMINISTRATOR

Under the terms of the Fund's administration agreement with the Manager, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Fund. The Manager will generally assist in all aspects of the Fund's operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Directors; provide monitoring reports and assistance regarding compliance with its Articles of Incorporation, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

     Pursuant to a sub-administration agreement between the Manager, Bankers Trust and Investors Fiduciary Trust Company (IFTC) (the Sub-Administration Agreement), IFTC performs such sub-administration duties for the Fund as from time to time may be agreed upon by the Manager, Bankers Trust and IFTC. The Sub-Administration Agreement provides that IFTC will receive such compensation from Bankers Trust as from time to time may be agreed upon by the Manager, Bankers Trust and IFTC.

     Under the administration and services agreement between the Portfolio and Bankers Trust, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Portfolio reasonably deems necessary for the proper administration of the Portfolio. Bankers Trust will generally assist in all aspects of the Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies;
prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

     Pursuant to a sub-administration agreement between Bankers Trust and Federated Services Company (FSC), FSC performs such sub-administration duties for the Portfolio as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Contract provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

     For the years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $1,215,073, $752,981, and $385,265 respectively, in compensation for administrative and other services provided to the Portfolio.

                              GENERAL INFORMATION

UNDERWRITER

The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company.

CUSTODIAN

The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Company's investment in the Portfolio. Bankers Trust serves as custodian for both the Fund and the Portfolio. As custodian, it holds both the Fund's and the Portfolio's assets. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the Prospectus. Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serves as counsel to the Portfolio.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., 1100 Main Street, Suite 900, Kansas City, Missouri 64105, has been selected as the Independent Accountants for the Fund and the Portfolio.

FINANCIAL STATEMENTS

The financial statements for the USAA S&P 500 Index Fund and the Equity 500 Index Portfolio, and the Independent Accountants' Reports thereon for the fiscal year ended December 31, 1997, are included in the Annual Report to Shareholders of that date and are incorporated herein by reference. The Manager will deliver a copy of the Fund's Annual Report free of charge with each SAI requested.

                        CALCULATION OF PERFORMANCE DATA

Information regarding the total return of the Fund is provided under PERFORMANCE INFORMATION in its Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which the Fund's price per share is calculated.

TOTAL RETURN

The Fund may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV

Where:   P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes any charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. For periods after December 31, 1997, performance does not reflect the annual $10 account maintenance fee, which fee is waived for accounts of $10,000 or more. As of December 31, 1997, the Fund's average account size was approximately $20,248.

     The Fund's total return for the fiscal year ended December 31, 1997 was 33.03%.

                  APPENDIX A - COMPARISON OF FUND PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Fund contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the 1933 Act such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper which may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper which may cover financial news.

BANK RATE MONITOR, a service which publishes rates on various bank products such as CDs, MMDAs and credit cards.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CHICAGO TRIBUNE, a newspaper which may cover financial news.

CONSUMER REPORTS, a monthly magazine which from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper which may cover financial news.

DENVER POST, a newspaper which may quote financial news.

FINANCIAL PLANNING, a monthly magazine which may periodically review mutual fund companies.

FINANCIAL SERVICES WEEK, a weekly newspaper which covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper which may cover financial news.

HOUSTON POST, a newspaper which may cover financial news.

IBC'S MONEYLETTER, a biweekly newsletter which covers financial news and from time to time rates specific mutual funds.

IBC'S MONEY FUND REPORT a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Taxable First Tier Fund Average."

IBC'S MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by IBC Financial Data, Inc.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT COMPANY INSTITUTE, the national association of the American investment company industry.

INVESTOR'S BUSINESS DAILY, a newspaper which covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER ANALYTICAL SERVICES, INC.'S EQUITY INCOME FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund averages by type of fund.

LOS ANGELES TIMES, a newspaper which may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter which covers financial news and rates mutual funds by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper which may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper which may cover financial news.

PERSONAL INVESTOR, a monthly magazine which from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper which may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper which may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper which may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which covers financial news.

WASHINGTON POST, a newspaper which may cover financial news.

WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

WORTH, a magazine which covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed toward the novice investor.

     In addition to the sources above, Lipper Analytical Services, Inc.'s tracking results may be used. The Fund will be compared to Lipper's appropriate fund category according to fund objective and portfolio holdings. The S&P 500 Index Fund will be compared to funds in Lipper's S&P 500 Index Objective category. Footnotes in advertisements and other marketing literature will include the time period applicable for any ranking used.

     Other sources for total return and other performance data which may be used by the Fund or by those publications listed previously are Morningstar, Inc., Schabaker Investment Management, and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                      APPENDIX B - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

                       HOW DOLLAR-COST AVERAGING WORKS

                      $100 Invested Regularly for 5 Periods
                                 Market Trend
           --------------------------------------------------------------------

                  Down                   Up                    Mixed
           -------------------    --------------------- -----------------------
             Share   Shares       Share     Shares      Share      Shares
Investment   Price   Purchased    Price     Purchased   Price      Purchased
           -------------------    --------------------- -----------------------
$100         10      10             6         16.67      10            10
 100          9      11.1           7         14.29       9            11.1
 100          8      12.5           7         14.29       8            12.5
 100          8      12.5           9         11.1        9            11.1
 100          6      16.67         10         10         10            10
----         --      -----         --         -----      --            -----
$500      ***41      62.77      ***39         66.35   ***46            54.7
        *Avg. Cost:  $7.97        *Avg. Cost: $7.54       *Avg. Cost:  $9.14
                     -----                    -----                    -----
      **Avg. Price:  $8.20      **Avg. Price: $7.80     **Avg. Price:  $9.20
                     -----                    -----                    -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **   Average Price is the sum of the prices paid divided by number of purchases.
***   Cumulative total of share prices used to compute average prices.

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